EXHIBIT 10.1
SEVENTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AND LIMITED CONSENT
This Seventh Amendment to Second Amended and Restated Credit Agreement and Limited Consent (this “Amendment”) is dated as of April 5, 2013 but is effective as of the Seventh Amendment Effective Date (as defined below), and is by and among Clayton Williams Energy, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower as Guarantors, the Lenders party hereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders entered into that certain Second Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in accordance with that certain Proposal Letter, dated as of March 4, 2013 (the “Proposal Letter”), by and between a financial partner previously disclosed to the Lenders (the “JV Partner”) and the Borrower, (a) the Borrower and the JV Partner desire to (i) form a new limited partnership that will be deemed to be an Unrestricted Subsidiary (the “Partnership”) to which the Borrower will contribute or cause to be contributed 5% of the Borrower’s title and interest in and to the Borrowing Base Properties described on Exhibit A attached hereto (collectively, the “Specified Properties” and each, a “Specified Property”) in exchange for a general partner interest in the Partnership and the JV Partner will contribute or cause to be contributed cash in exchange for a limited partner interest in the Partnership and (ii) cause the Partnership to purchase from the Borrower the remaining 95% of the Borrower’s title and interest in and to the Specified Properties in accordance with the term sheet attached to the Proposal Letter, and (b) the Borrower desires to form a new Unrestricted Subsidiary that will act as the general partner of the Partnership and hold the Borrower’s general partner interest in the Partnership (the “Partnership GP”), the transactions described in clauses (a) and (b) of this paragraph, the “Sale Transaction”;
WHEREAS, Section 7.04 of the Credit Agreement prohibits the Disposition by the Borrower or any Restricted Subsidiary of Borrowing Base Properties unless (a) the Engineered Value (as assigned by the Administrative Agent) of all Borrowing Base Properties Disposed of and the economic effect (as determined by the Administrative Agent) of all Hedge Modifications entered into between Scheduled Redeterminations does not exceed, in the aggregate for the Borrower and the Restricted Subsidiaries taken as a whole, five percent (5%) of the Borrowing Base most recently determined or (b) the requirements of clause (j) of Section 7.04 of the Credit Agreement are satisfied;

WHEREAS, because (a) the Engineered Value of the Specified Properties exceeds five percent (5%) of the Borrowing Base most recently determined and (b) the requirements of clause (j) of Section 7.04 of the Credit Agreement will not have been satisfied upon the consummation of the Sale Transaction, the Sale Transaction is prohibited by Section 7.04 of the Credit Agreement; and
WHEREAS, the Borrower and the Guarantors have requested that (a) the Lenders consent to the Sale Transaction and (b) the Administrative Agent and the Lenders amend the Credit Agreement in certain respects, and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:
SECTION 1.Amendments to the Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.
1.1    Amended Definitions. The following definitions in Section 1.01 of the Credit Agreement shall be and they hereby are amended in their entirety to read as follows:
“Aggregate Commitment” means, at any time, the sum of the Commitments of all of the Lenders at such time. As of the Seventh Amendment Effective Date, the Aggregate Commitment is $470,000,000.
“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder at such time, as such commitment may be (a) reduced from time to time pursuant to Section 2.02, (b) increased from time to time as a result of such Lender delivering a Lender Certificate pursuant to Section 2.03, and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.04. The amount of each Lender’s Commitment shall be at any time the least of (i) such Lender’s Maximum Credit Amount, (ii) such Lender’s Applicable Percentage of the Borrowing Base then in effect or (iii) such Lender’s Applicable Percentage of $470,000,000. The amount of each Lender’s Commitment as of the Seventh Amendment Effective Date is set forth on Schedule 2.01.
“Obligations” means (a) all obligations of every nature, contingent or otherwise, whether now existing or hereafter arising, of any Credit Party from time to time owed to the Administrative Agent, the Issuing Bank, the Lenders or any of them under any Loan Document, whether for principal, interest, reimbursement of amounts drawn under any Letter of Credit, funding indemnification amounts, fees, expenses, indemnification or otherwise, (b) Lender Hedging Obligations and (c) Cash Management Obligations; provided, however, that the definition of ‘Obligations’ shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor.
1.2    New Definitions. The following definitions shall be and they are hereby added to Section 1.01 of the Credit Agreement in alphabetical order:
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation or (b) in the case of a Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Guarantor is a “financial entity,” as defined in Section 2(h)(7)(C)(i) the Commodity Exchange Act (or any successor provision thereto), at the time the Guarantee of such Guarantor becomes or would become effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.
“JV Partnership GP” means CWEI Andrews Properties GP, LLC, a Delaware limited liability company.
“Partnership Consummation Date” means the date on which the Disposition of the Specified Properties (as such term is defined in the Seventh Amendment) is consummated.
“Seventh Amendment” means that certain Seventh Amendment to Second Amended and Restated Credit Agreement and Limited Consent dated as of April 5, 2013, but effective as of the Seventh Amendment Effective Date, by and among the Borrower, the other Guarantors, the Lenders party thereto and the Administrative Agent.

“Seventh Amendment Effective Date” means the date on which all of the conditions to the effectiveness of the Seventh Amendment have been satisfied or have otherwise been waived by the Lenders (or at least the required percentage thereof).
“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
1.3    Amendment to Section 2.18(b). Section 2.18(b) of the Credit Agreement shall be and it hereby is amended by adding the following to the end of such Section:
Notwithstanding the foregoing, amounts received from any Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder shall not be applied to any Excluded Swap Obligation of such Credit Party.
1.4    Amendment to Section 7.06. Section 7.06 of the Credit Agreement shall be and it hereby is amended by deleting the word “and” after clause (l) thereof, replacing the period at the end of clause (m) thereof with the phrase “; and” and adding a new clause (n) thereof to read as follows:
(n)    Investments in the JV Partnership GP, including equity contributions, and loans, advances or other extensions of credit to the JV Partnership GP; provided that the amount of such investments made pursuant to this clause (n) of Section 7.06 does not exceed in the aggregate the sum of (i) the contribution of Specified Properties (as defined in the Seventh Amendment) made on the Partnership Consummation Date, and (ii) $10,000,000.
1.5    Schedule 2.01. Schedule 2.01 to the Credit Agreement shall be and it hereby is replaced with Schedule 2.01 to this Amendment.
SECTION 2.    Redetermined Borrowing Base. Notwithstanding any provisions in the Credit Agreement to the contrary, the Administrative Agent, the Lenders and the Borrower hereby acknowledge and agree that the Borrowing Base is $470,000,000 as of the Seventh Amendment Effective Date and shall remain at $470,000,000 until the next Redetermination of the Borrowing Base. The Borrowers and the Lenders agree that the Redetermination provided for in this Section 2 shall not be construed or deemed to be either a Scheduled Redetermination for purposes of Section 3.02 of the Credit Agreement or a Special Redetermination for purposes of Section 3.03 of the Credit Agreement.
SECTION 3.    Limited Consent. Subject to the conditions described in Section 4 of this Amendment, the Lenders (or at least the required percentage thereof) hereby consent to the Sale Transaction and the designation of each of the Partnership and Partnership GP as Unrestricted Subsidiaries; provided that: (i) the Disposition of the Specified Properties is consummated on the Seventh Amendment Effective Date, (ii) on the date the Sale Transaction is consummated, no Default shall have occurred and be continuing, (iii) the consideration received in respect of such Disposition shall be equal to or greater than the fair market value of the Specified Properties (as reasonably determined by the Board of Directors of the Borrower), and (iv) at least ninety-five percent (95%) of the consideration received from such Disposition shall be in the form of cash. By its signature below, each Credit Party agrees that nothing herein shall be construed as a consent by the Lenders to allow the Borrower or any Restricted Subsidiary to Dispose of any other Borrowing Base Properties under Section 7.04 other than as expressly permitted under the Credit Agreement, and further, that nothing herein shall be construed as (a) a waiver or continuing waiver of the provisions of Section 7.04 or any other provision of the Credit Agreement or any other Loan Document or (b) a waiver of any Default now existing or hereafter arising under the Credit Agreement or any other Loan Document. The consent set forth herein is expressly limited as follows: (a) such consent is limited solely to the Disposition of the Specified Properties on or prior to April 24, 2013, and (b) such consent is a limited one-time consent, and nothing contained herein shall obligate the Lenders to grant any additional or future consent, or to grant (x) any waiver of Section 7.04 or any other provision of the Credit Agreement or any other Loan Document or (y) any waiver of any Default now existing or hereafter arising under the Credit Agreement or any other Loan Document.
SECTION 4.    Conditions. The amendments to the Credit Agreement set forth in Section 1 of this Amendment, the Redetermination of the Borrowing Base set forth in Section 2 of this Amendment and the limited consent set forth in Section 3 of this Amendment shall be effective on the date that all of the conditions set forth in this Section 4 have been satisfied (such date the “Seventh Amendment Effective Date”).
4.1    Execution and Delivery. The Borrower, each Guarantor and the Lenders shall have executed and delivered this Amendment and any other documents requested by the Administrative Agent prior to the date hereof, all in form and substance satisfactory to the Administrative Agent.
4.2    Sale Transaction. The Sale Transaction shall have been consummated (or contemporaneously with this Amendment becoming effective, will be consummated) on the terms described in the Proposal Letter and the term sheet attached thereto on or before April 24, 2013.
4.3    Fees and Expenses. The Borrower shall have paid (or contemporaneously with this Amendment becoming effective, will pay) to the Administrative Agent, for the benefit of the Lenders, the amounts separately agreed upon among the Borrower, the Lead Arranger and the Administrative Agent and all reasonable invoiced fees and expenses required to be paid on or before the effectiveness of this Amendment.
4.4    No Default. No Default shall have occurred and be continuing.
4.5    Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request prior to the date hereof, and all such documents shall be in form and substance satisfactory to the Administrative Agent.
SECTION 5.    Representations and Warranties of the Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

5.1    Reaffirmation of Representations and Warranties. After giving effect to the amendments herein, each representation and warranty of the Borrower or any Guarantor contained in the Credit Agreement or in any of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date).
5.2    Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower and each Guarantor (to the extent a party hereto or thereto) of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s or such Guarantor’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon the Borrower or any Guarantor or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any Guarantor except as otherwise permitted in the Credit Agreement.
5.3    Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
SECTION 6.    Miscellaneous.
6.1    Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Credit Party hereby agrees that the amendments and modifications herein contained shall not impair its liabilities, duties and obligations under the Credit Agreement and the other Loan Documents to which it is a party or the Liens granted by it securing the payment and performance thereof. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Issuing Bank or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
6.2    Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
6.3    Legal Expenses. The Borrower hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.
6.4    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until the Borrower, the Guarantors, the Lenders (or at least the requisite percentage thereof), and the Administrative Agent have executed a counterpart. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.
6.5    Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.6    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
6.7    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[Remainder of Page Intentionally Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER: CLAYTON WILLIAMS ENERGY, INC. a Delaware corporation By: /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President
GUARANTORS: SOUTHWEST ROYALTIES, INC. a Delaware corporation By: /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President
WARRIOR GAS CO. a Texas corporation By: /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President
CWEI ACQUISITIONS, INC. a Delaware corporation By: /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President
ROMERE PASS ACQUISITION L.L.C. a Delaware limited liability company By: /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President
CWEI ROMERE PASS ACQUISITION CORP. a Delaware corporation By: /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President
BLUE HEEL COMPANY a Delaware corporation By: /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President

Seventh Amendment to Second Amended and Restated Credit Agreement – Signature Page
65856676

TEX-HAL PARTNERS, INC. a Delaware corporation By: /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President
DESTA DRILLING GP, LLC a Texas limited liability company By: /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President
DESTA DRILLING, L.P. a Texas limited partnership By: Desta Drilling GP, LLC, its general partner By: /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President
WEST COAST ENERGY PROPERTIES GP, LLC a Texas limited liability company By: /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President
CLAJON INDUSTRIAL GAS, INC. a Texas corporation By /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President
CLAYTON WILLIAMS PIPELINE CORPORATION a Delaware corporation By: /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President
SWR VPP, LLC a Texas limited liability company By: Southwest Royalties, Inc., its sole member By: /S/ MICHAEL L. POLLARD Michael L. Pollard, Senior Vice President

Seventh Amendment to Second Amended and Restated Credit Agreement – Signature Page
65856676

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and a Lender By: /S/ DAVID MORRIS Name: David Morris Title: Authorized Officer

BANK OF SCOTLAND plc, as the Departing Lender By: /S/ STEPHEN GIAROLOU Name: Stephen Giarolou Title: Assistant Vice President

UNION BANK, N.A., as Co-Documentation Agent and a Lender By: /S/ ALISON WHITE Name: Alison White Title: Vice President

WELLS FARGO BANK, N.A. as Co-Documentation Agent and a Lender By: /S/ EDWARD PAK Name: Edward Pak Title: Director

NATIXIS (formerly Natexis Banques Populaires),
as a Lender

By: /S/ LOUIS P. LAVILLE
Name: Louis P. Laville
Title: Managing Director

By: /S/ TIMOTHY L. POLVADO
Name: Timothy L. Polvado
Title: Senior Managing Director

COMPASS BANK, as a Lender By: /S/ KATHLEEN J. BOWEN Name: Kathleen J. Bowen Title: Senior Vice President

FROST BANK, as a Lender By: /S/ ALEX ZERNKOSKI Name: Alex Zernkoski Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender By: /S/ CHULLEY BOGLE Name: Chulley Bogle Title: Vice President

UBS LOAN FINANCE LLC, as a Lender By: /S/ IRJA R. OTSA Name: Irja R. Otsa Title: Associate Director By: /S/ DAVID URBAN Name: David Urban Title: Associate Director

THE ROYAL BANK OF SCOTLAND plc, as a Lender By: /S/ SANJAY REMOND Name: Sanjay Remond Title: Authorised Signatory

FIFTH THIRD BANK, as a Lender By: /S/ RICHARD C. BUTLER Name: Richard C. Butler Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /S/ TARA R. MCLEAN Name: Tara R. McLean Title: Vice President

WHITNEY BANK, as a Lender By: /S/ DONOVAN C. BROUSSARD Name: Donovan C. Broussard Title: Senior Vice President

SCHEDULE 2.01

APPLICABLE PERCENTAGES AND COMMITMENTS

Lender	Title	Applicable Percentage	Commitment as of the Seventh Amendment Effective Date	Maximum Credit Amount
JPMorgan Chase Bank, N.A.	Administrative Agent	19.365079360%	$91,015,873.00	$113,285,714.26
Union Bank, N.A.	Co-Documentation Agent	11.037851010%	$51,877,899.74	$64,571,428.41
Wells Fargo Bank, N.A.	Co-Documentation Agent	11.037851010%	$51,877,899.74	$64,571,428.41
The Royal Bank of Scotland plc		8.278388310%	$38,908,425.04	$48,428,571.59
Compass Bank		8.278388310%	$38,908,425.04	$48,428,571.59
Frost Bank		8.278388310%	$38,908,425.04	$48,428,571.59
Natixis		6.898656860%	$32,423,687.23	$40,357,142.62
KeyBank National Association		6.898656860%	$32,423,687.23	$40,357,142.62
UBS Loan Finance LLC		5.518925600%	$25,938,950.32	$32,285,714.76
Fifth Third Bank		4.802604800%	$22,572,242.54	$28,095,238.05
U.S. Bank National Association		4.802604800%	$22,572,242.54	$28,095,238.05
Whitney Bank		4.802604800%	$22,572,242.54	$28,095,238.05
TOTAL:		100.000000000%	$470,000,000.00	$585,000,000.00

65856676.4    SCHEDULE 2.01

EXHIBIT A

SPECIFIED PROPERTIES

[see attached]

65856676.4    EXHIBIT A

All of Borrowers right, title and interest in the wells and lands described below, including any hereafter drilled wells on such lands.

API	Unit Name	Section	Block	Survey	Abstract
003-41208	Allbritton #1	28	3	PSL/Murphy, M	1,470
003-41577	Allbritton #2	28	3	PSL/Murphy, M	1,470
003-41578	Allbritton #3	28	3	PSL/Murphy, M	1,468
003-41604	Allbritton #4	28	3	PSL/Murphy, M	1,470
003-42069	Allbritton B #1	28	3	PSL/Murphy, M	1,470
003-42068	Allbritton B #2	28	3	PSL/Murphy, M	1,470
003-41347	Andrews Fee 22 #1	22	3	PSL/Dunn, Mrs A E	2,288
003-44087	Andrews Fee 22 #3	22	3	PSL/Dunn, Mrs A E	2,288
003-41250	Andrews University 10 #1	10	5	ULS	114U
003-41657	Andrews University 10 #5	10	5	ULS	114U
003-41684	Andrews University 15 #3	15	5	ULS	119U
003-40511	Andrews University 16 #1	16	5	ULS	120U
003-41247	Andrews University 16 #2	16	5	ULS	120U
003-41248	Andrews University 16 #3	16	5	ULS	120U
003-41249	Andrews University 16 #4	16	5	ULS
003-41272	Andrews University 16B #1	16	5	ULS	120U
003-41273	Andrews University 16B #2	16	5	ULS	120
003-41274	Andrews University 16B #3	16	5	ULS	120U
003-41275	Andrews University 16B #4	16	5	ULS	120U
003-41880	Andrews University 16B #5	16	5	ULS	120U
003-41863	Andrews University 16B #6	16	5	ULS	120U
003-41881	Andrews University 16B #7	16	5	ULS	120U
003-41882	Andrews University 16B #8	16	5	ULS	120U
003-41179	Andrews University 17 #1	17	5	ULS
003-41180	Andrews University 17 #2	17	5	ULS
003-41181	Andrews University 17 #3	17	5	ULS	121U
003-41182	Andrews University 17 #4	17	5	ULS	121U
003-40497	Andrews University 20 #1	20	5	ULS	124U
003-41043	Andrews University 20 #2	20	5	ULS	124U
003-41042	Andrews University 20 #3	20	5	ULS	124U
003-41041	Andrews University 20 #4	20	5	ULS	124U
003-41883	Andrews University 20 #5	20	5	ULS	124U
003-41884	Andrews University 20 #6	20	5	ULS	124U
003-41547	Andrews University 20 #7	20	5	ULS	124U
003-41885	Andrews University 20 #8	20	5	ULS	124U
003-39632	Andrews University 21 #1	21	5	ULS	125U
003-41034	Andrews University 21 #2	21	5	ULS	125U
003-41035	Andrews University 21 #3	21	5	ULS	125U
003-41036	Andrews University 21 #4	21	5	ULS	125U
003-41037	Andrews University 21 #5	21	5	ULS	125U
003-41124	Andrews University 21 #6	21	5	ULS	125U
003-41903	Andrews University 21 #7	21	5	ULS	125U
003-41546	Andrews University 21 #8	21	5	ULS	125U

65856676.4    EXHIBIT A

003-41710	Andrews University 21 #9	21	5	ULS	125U
003-41708	Andrews University 21 #10	21	5	ULS	125U
003-42554	Andrews University 21 #11	21	5	ULS	125U
003-41705	Andrews University 21 #12	21	5	ULS	125U
003-42610	Andrews University 25-5 #1	25	5	ULS	129U
003-42611	Andrews University 25-5 #2	25	5	ULS	129U
003-42450	Andrews University 26-4 #1	26	4	ULS	88U
003-43236	Andrews University 26-4 #2	26	4	ULS	88U
003-43253	Andrews University 26-4 #3	26	4	ULS	88U
003-43254	Andrews University 26-4 #4	26	4	ULS	88U
003-40423	Andrews University 28 #1	28	5	ULS
003-41129	Andrews University 28 #2	28	5	ULS
003-41130	Andrews University 28 #3	28	5	ULS	132U
003-41264	Andrews University 28 #4	28	5	ULS	132U
003-41265	Andrews University 28 #5	28	5	ULS	132U
003-41266	Andrews University 28 #6	28	5	ULS	132U
003-41267	Andrews University 28 #7	28	5	ULS	132U
003-41268	Andrews University 28 #8	28	5	ULS	132U
003-42434	Andrews University 28 #9	28	5	ULS	132U
003-42435	Andrews University 28 #10	28	5	ULS	132U
003-41887	Andrews University 28 #11	28	5	ULS	132U
003-41888	Andrews University 28 #12	28	5	ULS	132U
003-41889	Andrews University 28 #13	28	5	ULS	132U
003-41890	Andrews University 28 #14	28	5	ULS	132U
003-42445	Andrews University 28 #15	28	5	ULS	132U
003-42446	Andrews University 28 #16	28	5	ULS	132U
003-40512	Andrews University 29 #1	29	5	ULS	133U
003-41038	Andrews University 29 #2	29	5	ULS	133U
003-41039	Andrews University 29 #3	29	5	ULS	133U
003-41040	Andrews University 29 #4	29	5	ULS	133U
003-41269	Andrews University 29 #5	29	5	ULS	133U
003-41270	Andrews University 29 #6	29	5	ULS	133U
003-41271	Andrews University 29 #7	29	5	ULS	133U
003-41276	Andrews University 29 #8	29	5	ULS	133U
003-41685	Andrews University 31 #1	31	5	ULS	135U
003-44089	Andrews University 31 #2	31	5	ULS	135U
003-42475	Andrews University 31-4 #1	31	4	ULS	93U
003-40513	Andrews University 32 #1	32	5	ULS	136U
003-41399	Andrews University 32 #2	32	5	ULS	136U
003-41400	Andrews University 32 #3	32	5	ULS	136U
003-41401	Andrews University 32 #4	32	5	ULS	136U
003-41815	Andrews University 32 #5R	32	5	ULS	136U
003-41403	Andrews University 32 #6	32	5	ULS	136U
003-41404	Andrews University 32 #7	32	5	ULS	136U
003-41405	Andrews University 32 #8	32	5	ULS	136U
003-39650	Andrews University 33 #1	33	5	ULS	137U
003-40514	Andrews University 33 #2	33	5	ULS	137U
003-41412	Andrews University 33 #3	33	5	ULS	137U
003-41413	Andrews University 33 #4	33	5	ULS	137U
003-41414	Andrews University 33 #5	33	5	ULS	137U
003-41415	Andrews University 33 #6	33	5	ULS	137U
003-41416	Andrews University 33 #7	33	5	ULS	137U
003-41417	Andrews University 33 #8	33	5	ULS	137U

65856676.4    EXHIBIT A

003-41891	Andrews University 33 #9	33	5	ULS	137U
003-41893	Andrews University 33 #10	33	5	ULS	137U
003-41894	Andrews University 33 #11	33	5	ULS	137U
003-41895	Andrews University 33 #12	33	5	ULS	137U
003-44002	Andrews University 33 #13R	33	5	ULS	137U
003-43591	Andrews University 33 #14R	33	5	ULS	137U
003-43221	Andrews University 33 #16	33	5	ULS	137U
003-41686	Andrews University 36 #1	36	4	ULS	98U
003-41251	Andrews University 37 #1	37	4	ULS	99U
003-41627	Andrews University 37 #4	37	4	ULS	99U
003-43952	Andrews University 37 #9	37	4	ULS	99U
003-42622	Andrews University 41-32 #1	32	4	ULS	94U
003-42625	Andrews University 41-32 #4	32	4	ULS	94U
003-45114	Andrews University 41-32 #5	41	4	ULS	103U
003-45113	Andrews University 41-32 #7	41	4	ULS	103U
003-42629	Andrews University 41-32 #8	41	4	ULS	103U
003-42346	Andrews University 42 #1	42	4	ULS	104U
003-42347	Andrews University 42 #2	42	4	ULS	104U
003-42348	Andrews University 42 #3	42	4	ULS	104U
003-41503	Covington 33 #1	33	3	PSL/Murphy, M	1,469
003-42566	Covington 33 #2	33	3	PSL/Murphy, M	1,469
003-42621	Covington 33 #3	33	3	PSL/Murphy, M	1,469
003-42567	Covington 33 #4	33	3	PSL/Murphy, M	1,469
003-42723	Covington 33B #1	33	3	PSL/Murphy, M	1,469
003-42067	Covington 33B #2	33	3	PSL/Murphy, M	1,469
003-41501	Foreman 29-32 #1	29	3	PSL/McCarley, A J & R	2,341
003-42642	Foreman 29-32 #2	29	3	PSL/McCarley, A J & R	2,341
003-42444	Foreman 29-32 #3	32	3	PSL/McCarley, W D	2,007
003-42640	Foreman 29-32 #4	32	3	PSL/McCarley, W D	2,007
003-42354	Galloway #1	30	3	PSL/McCarley, W D	2,359
003-42355	Galloway #2	30	3	PSL/McCarley, W D	2,359
003-43238	Galloway #3	5	A19	PSL/Ross, N P	1,666
003-42719	Killian #1	25	3	PSL/Roberts, J W	2,125
003-42110	Kolb 31-5 #1	31	3	PSL/McCarley, W D	2,006
003-44864	Kolb 31-5 #2	31	3	PSL/McCarley, W D	2,006
003-41500	Kolb 31-5 #3	31	3	PSL/McCarley, W D	2,006
003-42112	Kolb 31-5 #4	31	3	PSL/McCarley, W D	2,006
003-42113	Kolb 31-5 #5	31	3	PSL/McCarley, W D	2,006
003-42114	Kolb 31-5 #6	31	3	PSL/McCarley, W D	2,006
003-42108	Kolb 31-5 #7	31	3	PSL/McCarley, W D	2,006
003-44887	Kolb 31-5 #8	31	3	PSL/McCarley, W D	2,006
003-43509	Kolb B #1	5	A19	PSL/McCarley, W D	2,006
003-44334	Kolb B #2	5	A19	PSL/McCarley, W D	2,006
003-42350	Mitchell #1	30	3	PSL/Ross, N P	1,666
003-42349	Mitchell #2	30	3	PSL/Ross, N P	1,666
003-45223	Mitchell B #1	30	3	PSL/McCarley, W D	2,005
003-45224	Mitchell B #2	30	3	PSL/McCarley, W D	2,005
003-41456	Orson 27 #1	27	3	PSL/McCarley, W D	2,005
003-42166	Orson 27 #2	27	3	PSL/McCarley, W D	2,005
003-43240	Orson 27 #3	27	3	PSL/Murphy, Mrs L	1,467
003-45230	Partain #1	30	3	PSL/Murphy, Mrs L	1,467
003-42084	Samson University 13 #5	13	4	ULS	75U
003-42003	Samson University 14 #1	14	4	ULS	76U

65856676.4    EXHIBIT A

003-42351	Samson University 14 #2	14	4	ULS	76U
003-42353	Samson University 14 #3	14	4	ULS	76U
003-42352	Samson University 14 #4	14	4	ULS	76U
003-42004	Samson University 15 #1	15	3	ULS	62U
003-43990	Samson University 15 #2	15	3	ULS	62U
003-43991	Samson University 15 #3	15	3	ULS	62U
003-43992	Samson University 15 #4	15	3	ULS	62U
003-42005	Samson University 16 #1	16	4	ULS	78U
003-42006	Samson University 18 #1	18	8	ULS	236U
003-44389	Samson University 18 #3	18	8	ULS	236U
003-42083	Samson University 23 #1	23	4	ULS	85U
003-42087	Samson University 24 #1	24	4	ULS	86U
003-42212	Samson University 25 #1	25	4	ULS	87U
003-42213	Samson University 25 #2	25	4	ULS	87U
003-42188	Samson University 5 #3	5	3	ULS	52U
003-42190	Samson University 5 #4	5	3	ULS	52U
003-42191	Samson University 5 #5	5	3	ULS	52U
003-42192	Samson University 5 #6	5	3	ULS	52U
003-42085	Samson University 6 #1	6	3	ULS	53U
003-42199	Samson University 6 #3	6	3	ULS	53U
003-42200	Samson University 6 #4	6	3	ULS	53U
003-42201	Samson University 6 #5	6	3	ULS	53U
003-42202	Samson University 6 #6	6	3	ULS	53U
003-42204	Samson University 6 #8	6	3	ULS	53U
003-42167	Samson University 7 #2	7	3	ULS	54U
003-42168	Samson University 7 #3	7	3	ULS	54U
003-42205	Samson University 7 #4	7	3	ULS	54U
003-42206	Samson University 7 #5	7	3	ULS	54U
003-44893	Samson University 7 #8	7	3	ULS	54U
003-41515	Samson University 8 #1	8	3	ULS	55U
003-41915	Samson University 8 #2	8	3	ULS	55U
003-41916	Samson University 8 #3	8	3	ULS	55U
003-42193	Samson University 8 #4	8	3	ULS	55U
003-42194	Samson University 8 #5	8	3	ULS	55U
003-42195	Samson University 8 #6	8	3	ULS	55U
003-42196	Samson University 8 #7	8	3	ULS	55U
003-42197	Samson University 8 #8	8	3	ULS	55U
003-41516	Samson University 9 #1	9	3	ULS	56U
003-41917	Samson University 9 #2	9	3	ULS	56U
003-41918	Samson University 9 #3	9	3	ULS	56U
003-41919	Samson University 9 #4	9	3	ULS	56U
003-41920	Samson University 9 #5	9	3	ULS	56U
003-41921	Samson University 9 #6	9	3	ULS	56U
003-42182	Samson University 9 #7	9	3	ULS	56U
003-42183	Samson University 9 #8	9	3	ULS	56U
003-42410	Strip 3 #1	3	A19	PSL/Means, J S	517
003-42967	Strip 3 #2	3	A19	PSL/Means, J S	517
003-43511	Strip 3 #3	3	A19	PSL/Means, J S	517
003-43964	Strip 3 #4	3	A19	PSL/Means, J S	517
003-39176	University 22 #1 (SWD)	22	5	ULS	126U

65856676.4    EXHIBIT A